UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2015

Biogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142

(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 10, 2015, Biogen Inc. (“Biogen”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto, relating to the issuance and sale of $6.0 billion aggregate principal amount of notes (the “Offering”), consisting of:

•	$1.5 billion of 2.900% Notes due September 15, 2020 (the “Notes due 2020”);

•	$1.0 billion of 3.625% Notes due September 15, 2022 (the “Notes due 2022”);

•	$1.75 billion of 4.050% Notes due September 15, 2025 (the “Notes due 2025”); and

•	$1.75 billion of 5.200% Notes due September 15, 2045 (the “Notes due 2045” and together with the Notes due 2020, the Notes due 2022 and the Notes due 2025, the “Notes”).

The Notes were registered pursuant to an automatic shelf registration statement on Form S-3 under the Securities Act of 1933 (Registration Statement No. 333-206799) (the “Registration Statement”) that was filed with the Securities and Exchange Commission on September 8, 2015. The Notes will be issued pursuant to a base indenture, as supplemented by a first supplemental indenture, in each case to be executed by and between Biogen and U.S. Bank National Association, as trustee. The closing of the Offering is expected to take place on or about September 15, 2015, subject to the satisfaction of customary closing conditions.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement, Biogen is filing the Underwriting Agreement and the opinion of Ropes & Gray LLP relating to the validity of the Notes as Exhibits 1.1 and 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated September 10, 2015 by and among Biogen, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

Exhibit 5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

Exhibit 23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN INC.

By:	/s/ Steven N. Avruch
Steven N. Avruch
Chief Corporation Counsel and Assistant Secretary

Date: September 11, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 10, 2015 by and among Biogen, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

Exhibit 5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

Exhibit 23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).